UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 _______________________________________

FORM 8-K

_____________________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)

 of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2024

_______________________________________

LANDSEA HOMES CORPORATION

(Exact name of registrant as specified in its charter)

 ______________________________________

Delaware	001-38545	82-2196021
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1717 McKinney Avenue, Suite 1000 Dallas, Texas		75202
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (949) 345-8080

_______________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	LSEA	The Nasdaq Capital Market
Warrants exercisable for Common Stock	LSEAW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 1.01	Entry into a Material Definitive Agreement

On March 15, 2024, Landsea Homes Corporation, a Delaware corporation (the “Company”), and certain of its subsidiaries entered into that certain Eighth Amendment Agreement (the “Eighth Amendment Agreement”) with Western Alliance Bank, as administrative agent, and the other lender parties thereto, which amends the Company’s existing Credit Agreement dated October 6, 2021 (as amended on November 30, 2021, December 31, 2021, April 13, 2022, June 30, 2022, September 30, 2022, December 29, 2022 and July 31, 2023, and as may be further amended from time to time, the “Credit Agreement”), to, among other things, effect changes to the covenant pertaining to the incurrence of additional debt, to (i) increase the size of the “permitted senior debt” (as defined in the Credit Agreement) basket from $500 million to $600 million and (ii) include a moratorium that extends through April 15, 2024 on the dollar for dollar reduction in commitment amounts under the revolving credit facility that would be triggered upon the incurrence of “permitted senior debt” to the extent that the outstanding aggregate amount of such “permitted senior debt” is in excess of $350 million.

The foregoing description of the Eighth Amendment Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to the Eighth Amendment Agreement, a copy of which is filed herewith as Exhibit 10.1, and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Eighth Amendment Agreement, dated March 15, 2024, by and among Landsea Homes Corporation, as borrower, the other loan parties party thereto, Western Alliance Bank as administrative agent, and the lender parties thereto.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANDSEA HOMES CORPORATION

Date: March 18, 2024	By:	/s/ Kelly Rentzel
Name: Kelly Rentzel
Title: General Counsel